INVENTORIES	12 Months Ended
Jan. 01, 2023
Inventories [Abstract]
INVENTORIES	INVENTORIES:

	January 1, 2023	January 2, 2022

Raw materials and spare parts inventories	$251,700	$183,065
Work in progress	77,726	53,482
Finished goods	896,514	537,811
	$1,225,940	$774,358

The amount of inventories recognized as an expense and included in cost of sales was $2,164.0 million for fiscal 2022 (2021 - $1,910.6 million). For fiscal 2022, cost of sales included an expense of $19.7 million related the write-down of inventory to net realizable value. For fiscal 2021, cost of sales included a net recovery of $1.3 million related to discontinued and closeout inventories carried at net realizable value.